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                                                                    EXHIBIT 10.5


                                    AMENDMENT
                                       TO
                                OMNIBUS AGREEMENT

         This AMENDMENT TO OMNIBUS AGREEMENT (this "Amendment") is made and entered into as of November __, 2005, by and among Teekay Shipping Corporation, a Marshall Islands corporation ("Teekay"), Teekay GP L.L.C., a Marshall Islands limited liability company (including any permitted successors and assigns under the MLP Agreement (as defined in the Agreement, as defined below)) (the "General Partner"), Teekay LNG Partners L.P., a Marshall Islands limited partnership (the "MLP"), and Teekay LNG Operating L.L.C., a Marshall Islands limited liability company (the "OLLC"). Capitalized terms that are not defined herein have the meanings assigned to them in the Agreement.

                                    RECITALS

         A. The parties to this Amendment are parties to the Omnibus Agreement dated as of May 10, 2005 (the "Agreement").

         B. Section 7.6 of the Agreement provides that the Agreement may be amended or modified by the written agreement of all the parties to the Agreement; provided, however, that the MLP and the OLLC may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of the Agreement that, in the reasonable discretion of the General Partner, will adversely affect the holders of common units of the MLP.

         C. The parties to the Agreement desire to amend and modify it as set forth in this Amendment, and the Conflicts Committee has approved this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       AMENDMENTS TO OMNIBUS AGREEMENT

         The parties hereby amend and modify the Agreement by:

         (a) Changing the references to "the Closing Date (as defined herein)" in the introductory paragraph and to "the Closing Date" on the signature page, in each case to "May 10, 2005".


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         (b)   Deleting the definitions of "Closing Date" and "Contribution
Agreement" in their entirety in Section 1.1 of the Agreement, and by substituting in lieu thereof the following definitions in Section 1.1:

                  "Closing Date" means (a) with respect to the Purchase Agreement and all assets and matters related thereto, the date of the closing of the public offering of common units representing limited partner interests in the MLP under the MLP's registration statement on Form F-1 filed with the U.S. Securities and Exchange Commission on November __, 2005 and (b) for all other purposes, May 10, 2005, the date of the closing of the initial public offering of common units representing limited partner interests in the MLP.

                  "Contribution Agreements" means, collectively, (a) that certain Contribution, Conveyance and Assumption Agreement, dated as of May 10, 2005, among Teekay, the General Partner, the MLP, the OLLC and Teekay Shipping Spain, S.L., together with the additional conveyance documents and instruments contemplated or referenced thereunder, and
         (b) the Purchase Agreement.

         (c) Replacing all references to the "Contribution Agreement" with the plural "Contribution Agreements" and replacing all references to "the Closing Date" with "the applicable Closing Date."

         (d)   Inserting the following definition into Section 1.1 of the
Agreement:

                  "Purchase Agreement" means that certain Purchase Agreement between Teekay and the MLP relating to the sale and purchase of the entire ownership interest in, and all promissory notes issued by, African Spirit L.L.C., Asian Spirit L.L.C. and European Spirit L.L.C., each a limited liability company formed under the laws of the Republic of the Marshall Islands, together with the additional conveyance documents and instruments contemplated or referenced thereunder.

2.       EFFECT ON OMNIBUS AGREEMENT

         Except as specifically amended and modified by this Amendment, the terms and provisions of the Agreement remain unchanged and in full force and effect. All references in the Agreement or otherwise to the Agreement shall hereinafter refer to the Agreement as amended and modified by this Amendment.

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3.       MISCELLANEOUS

         (a) This Amendment shall be subject to and governed by the laws of the State of New York, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Amendment to the laws of another jurisdiction.

         (b) The descriptive headings contained in this Amendment are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment.

         (c) This Amendment may be signed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed an original, and all of which, taken together, shall be deemed one and the same document.

                [Remainder of This Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties have executed this Amendment to Omnibus
Agreement on, and effective as of, the date first written above.


                                  TEEKAY SHIPPING CORPORATION

                                  By:
                                       -----------------------------------------
                                       Name:   Peter Evensen
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                  TEEKAY GP L.L.C.

                                  By:
                                       -----------------------------------------
                                       Name:   Peter Evensen
                                       Title:  Chief Executive Officer and Chief
                                               Financial Officer

                                  TEEKAY LNG OPERATING L.L.C.

                                  By:  Teekay LNG Partners L.P.,
                                       its sole member

                                       By:   Teekay GP L.L.C.,
                                             its general partner

                                       By:
                                             -----------------------------------
                                             Name:   Peter Evensen
                                             Title:  Chief Executive Officer and
                                                     Chief Financial Officer

                                  TEEKAY LNG PARTNERS L.P.

                                  By:  Teekay GP L.L.C., its general partner

                                       By:
                                             -----------------------------------
                                             Name:   Peter Evensen
                                             Title:  Chief Executive Officer and
                                                     Chief Financial Officer

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